Exhibit 10.1

OMNIBUS AMENDMENT NO. 1

[AMENDMENT NO. 1 TO AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT AND

AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE

AGREEMENT]

THIS OMNIBUS AMENDMENT NO. 1 is entered into as of May 19, 2006 by and among:

(a) Yellow Transportation, Inc., an Indiana corporation, Roadway Express, Inc., a Delaware corporation,, USF Reddaway Inc., an Oregon corporation, and USF Holland Inc., a Michigan corporation (each of the foregoing, an “Originator” and collectively, the “Originators”),

(b) Yellow Roadway Receivables Funding Corporation, a Delaware corporation (the “Seller”),

(c) JPMorgan Chase Bank, N.A., SunTrust Bank, Wachovia Bank, National Association, and ABN AMRO Bank, N.V. (each of the foregoing a “Committed Purchaser”),

(d) Falcon Asset Securitization Corporation, Three Pillars Funding LLC, Variable Funding Capital Company LLC (as assignee of Blue Ridge Asset Funding Corporation), and Amsterdam Funding Corporation (each of the foregoing, a “Conduit”),

(e) YRC Assurance Co. Ltd., an exempted company incorporated with limited liability under the laws of Bermuda formerly known as USF Assurance Co. Ltd., individually and as agent for itself (in such latter capacity, a “Co-Agent”),

(f) Wachovia Bank, National Association, as letter of credit issuer (the “LC Issuer”);

(g) SunTrust Capital Markets, Inc., Wachovia Bank, National Association, ABN AMRO Bank, N.A., and JPMorgan Chase Bank, N.A., as “Co-Agents,” and

(h) JPMorgan Chase Bank, N.A.,as administrative agent for the Groups (together with its successors in such capacity, the “Administrative Agent” and together with the Co-Agents, the “Agents”),

with respect to (i) that certain Amended and Restated Receivables Sale Agreement, dated as of May 24, 2005, by and among the Originators and the Seller (the “Existing RSA”), and (ii) that certain Second Amended and Restated Receivables Purchase Agreement, dated as of May 24, 2005, among the parties hereto other than the Originators (the “Existing RPA” and, together with the Existing RSA, the “Existing Agreements”).

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have their meanings as attributed to such terms in the Existing Agreements.

2. Amendments.

2.1 All references in the Existing Agreements to “Blue Ridge Asset Funding Corporation” or “Blue Ridge” are hereby replaced with “Variable Funding Capital Company LLC” and “VFCC,” respectively. All references in the Existing Agreements to “USF Assurance Co. Ltd.,” “USF Assurance” and “USFA Agent” are hereby replaced with “YRC Assurance Co. Ltd.,” “YRC Assurance” and “YRCA Agent,” respectively. All references in the Existing Agreements to “Yellow Roadway Corporation” are hereby replaced with “YRC Worldwide Inc.”

2.2 The last sentence of Section 1.3(f) of the Existing RPA is hereby amended and restated in its entirety to read as follows:

The LC Issuer shall invoice the Seller for LC Fees no later than the 10th Business Day immediately preceding each Fee Payment Date (as defined in the Co-Agents’ Fee Letter) and shall disburse each Committed Purchaser’s share of LC Fees and Interest received by the LC Issuer within two Business Days after the LC Issuer’s receipt thereof.

2.3 Section 1.8(b)(ii) of the Existing RPA is hereby amended and restated in its entirety to read as follows:

(ii) to the LC Fees accrued during such Settlement Period which are then due and owing, plus any previously accrued LC Fees that were due and owing and not paid on a prior Settlement Date (it being understood that the LC Issuer may take up to two Business Days to distribute each Committed Purchaser’s share of any amounts applied to accrued LC Fees);

2.4 All references in Section 2.1(j) of the Existing RSA and Section 3.1(k) of the Existing RPA to “December 31, 2004” are hereby replaced with “December 31, 2005.”

2.5 The definitions in the Existing RPA of the following terms are hereby amended and restated in their entirety to read, respectively, as follows:

“Calculation Period” means, for the purposes of any calculation defined herein which references a “Calculation Period,” (i) during an Asynchronous Accounting Period, (A) in the case of any amounts used in such calculation derived from or associated with Receivables originated by Yellow Transportation, Inc. and Roadway Express, Inc., the calendar month designated in the table below and (B) in the case of any amounts used in such calculation derived from or associated with Receivables originated by USF Reddaway Inc. and USF Holland Inc., the accounting period designated in the table below, it being understood that “Calculation Period” is a collective term referring to both component periods as specified in (A) and (B) above and as indicated in the table below and the phrases “Calculation Period most recently ended” and “as of the last day of the Calculation Period most recently ended” refer collectively to both respective component periods or the last day of both respective component periods (as the case may be) as specified in (A) and (B) above and as indicated in the table below, or (ii) at all other times, each calendar month:

CALCULATION PERIOD	CALENDAR MONTH	ACCOUNTING PERIOD	CORRESPONDING DATES
5	May 2006	4 weeks	April 30, 2006 to May 27, 2006
6	June 2006	5 weeks	May 28, 2006 to July 1, 2006
7	July 2006	4 weeks	July 2, 2006 to July 29, 2006
8	August 2006	4 weeks	July 30, 2006 to August 26, 2006
9	September 2006	5 weeks	August 27, 2006 to September 30, 2006
10	October 2006	4 weeks	October 1, 2006 to October 28, 2006
11	November 2006	4 weeks	October 29, 2006 to November 25, 2006
12	December 2006	5 weeks	November 26, 2006 to December 30, 2006
1	January 2007	4 weeks	December 31, 2006 to January 27, 2007
2	February 2007	4 weeks	January 28, 2007 to February 24, 2007
3	March 2007	5 weeks	February 25, 2007 to March 31, 2007
4	April 2007	4 weeks	April 1, 2007 to April 28, 2007
5	May 2007	4 weeks	April 29, 2007 to May 26, 2007

“Co-Agents’ Fee Letter” means the amended and restated Co-agents’ fee letter dated as of May 19, 2006 by and among the Agents (other than the USFA Agent), the LC Issuer and the Seller, as the same may be further amended, restated or otherwise modified from time to time.

“LC Issuer’s Fee Letter” means that certain amended and restated fee letter dated as of May 19, 2006 by and between the Seller and the LC Issuer, as the same may be further amended, restated or otherwise modified from time to time.

“Stated Liquidity Termination Date” means May 18, 2007 (or if such date is not a Business Day, the next preceding Business Day), as the same may be extended from time to time in accordance with the terms of Section 1.16.

2.6 Exhibit III to the Existing RPA is hereby amended and restated in its entirety to read as set forth in the Annex A hereto.

3. Representations and Warranties. In order to induce the other parties to enter into this Amendment, (a) the Seller hereby represents and warrants to the Agents, the LC Issuer and the Purchasers that after giving effect to the amendments contained in Section 2 above, (i) no Servicer Default or Potential Servicer Default exists and is continuing as of the Effective Date (as defined in Section 4 below), and (ii) each of the Seller’s representations and warranties contained in Section 3.1 of the Existing RPA is true and correct as of the Effective Date, and (b) each of the Originators hereby represents and warrants to the Seller, the Agents, the LC Issuer and the Purchasers that after giving effect to the amendments contained in Section 2 above, no event has occurred and is continuing that will constitute an Event of Default or Potential Event of Default.

4. Effective Date. This Amendment shall become effective as of the date first above written (the “Effective Date”) when the Administrative Agent has received counterparts of this Amendment, duly executed by each of the parties hereto.

5. Ratification. Each of the Existing Agreements, as modified hereby, is hereby ratified, approved and confirmed in all respects.

6. Reference to Agreement. From and after the Effective Date hereof, each reference in either of the Existing Agreements to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to either of the Existing Agreements in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Existing RSA or the Existing RPA, as applicable, as modified by this Amendment.

7. Costs and Expenses. The Seller agrees to pay all reasonable costs, fees, and out-of-pocket expenses (including reasonable attorneys’ fees and disbursements) incurred by the Agents in connection with the preparation, execution and enforcement of this Amendment and any related amendments of their respective Liquidity Agreements.

8. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

<signature pages follow>

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

YELLOW TRANSPORTATION, INC.

By:
Name:
Title:

ROADWAY EXPRESS, INC.

By:
Name:
Title:

USF REDDAWAY INC.

By:
Name:
Title:

USF HOLLAND INC.

By:
Name:
Title:

YELLOW ROADWAY RECEIVABLES FUNDING CORPORATION

By:
Name:
Title:

YRC ASSURANCE CO. LTD., AS AN UNCOMMITTED PURCHASER AND AS YRCA AGENT

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, AS A COMMITTED PURCHASER, AS LC ISSUER AND AS VFCC AGENT

By:
Name:
Title:

VARIABLE FUNDING CAPITAL COMPANY LLC

By: WACHOVIA CAPITAL MARKETS, LLC, ITS ATTORNEY-IN-FACT

By:
Name:
Title:

SUNTRUST CAPITAL MARKETS, INC., AS THREE PILLARS AGENT

By:
Name:
Title:

SUNTRUST BANK, AS A COMMITTED PURCHASER

By:
Name:
Title:

THREE PILLARS FUNDING LLC

By:
Name:
Title:

ABN AMRO BANK N.V., AS A COMMITTED PURCHASER AND AS AMSTERDAM AGENT

By:
Title:

AMSTERDAM FUNDING CORPORATION

By:
Title:

JPMORGAN CHASE BANK, N.A., AS A COMMITTED PURCHASER, AS FALCON AGENT AND AS ADMINISTRATIVE AGENT

By:
Name:
Title:

FALCON ASSET SECURITIZATION CORPORATION

By:	JPMORGAN CHASE BANK, N.A., ITS ATTORNEY-IN-FACT

By:
Name:
Title: